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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                             SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 30, 2002
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                               CAREADVANTAGE, INC.
               (Exact name of Registrant as specified in charter)

         Delaware                      0-26168                  52-1849794
(State or other jurisdiction       (Commission               (I.R.S. Employer
        of incorporation)          file number)             Identification No.)


                               485-C Route 1 South
                            Iselin, New Jersey 08830
                                 (732) 602-7000
   (Address, including zip code and telephone number, including area code, of
                    Registrant's principal executive offices)


                                 Not Applicable
   (Former name or former address of Registrant, if changed since last report)

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Item 4.   Change In Registrant's Certifying Accountants.

          As reported by CareAdvantage, Inc. (the "Company") in its report on Form 8-K filed on June 6, 2002, Arthur Andersen LLP notified the Company that its client-auditor relationship was terminated as of that date.

          Effective July 30, 2002, the Company retained Richard A. Eisner & Company, LLP ("Eisner") to serve as its independent auditor for fiscal year 2002. The decision to retain Eisner has been approved by the Company's board of directors. During fiscal year 2001 and the portion of 2002 prior to the board of director's decision, the Company did not consult with Eisner regarding the application of accounting principles to a specified transaction nor the type of audit opinion that might be rendered on the Company's consolidated financial statements. Eisner served as the Company's independent auditor for fiscal year 2000 and prior years.


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CAREADVANTAGE, INC.

Date:  August 6, 2002                      By:  /S/Dennis J. Mouras
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                                                Dennis J. Mouras,
                                                Chief Executive Officer